                                                                   Exhibit 3.1
                                                                   -----------


                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                              CURAGEN CORPORATION

                          Under Sections 242 and 245

                                    of the

                       Delaware General Corporation Law



    I, Jonathan M. Rothberg, President of CuraGen Corporation, a corporation organized and exiting under the laws of the State of Delaware, do hereby certify as follows:



     FIRST:    The name of the Corporation is CuraGen Corporation.


     SECOND: The Certificate of Incorporation of the Corporation was originally filed with the Secretary of the State of Delaware on November 22, 1991 and was amended and restated on December 23, 1993.


     THIRD: This Restated Certificate of Incorporation restates, integrates and further amends the Amended and Restated Certificate of Incorporation of the Corporation and was duly adopted pursuant to resolutions adopted by the Board of Directors and the Stockholders of the Corporation in accordance with Sections 242 and 245 of the Delaware General Corporation Law, notice of such adoption by the required percentages of each class of capital stock having been given in accordance with Section 228(d) to each Stockholder who did not execute a written consent to such adoption.


     FOURTH: The text of the Second Amended and Restated Certificate of Incorporation, as amended or supplemented heretofore, is further amended hereby to read as herein set forth in full.





     IN WITNESS WHEREOF, CuraGen Corporation, Inc. has caused this certificate to be signed by Jonathan M. Rothberg, its President, this 24th day of June, 1997.



                                            CURAGEN CORPORATION


                                            By /s/ Jonathan M. Rothberg
                                              ---------------------------------
                                               Jonathan M. Rothberg
                                               Its President

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              CURAGEN CORPORATION



                                   ARTICLE I

                              NAME OF CORPORATION



     The name of the corporation is CuraGen Corporation (hereinafter the "Corporation").



                                  ARTICLE II

                      INITIAL ADDRESS OF REGISTERED AGENT



     The address of the initial registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.



                                  ARTICLE III

                               CORPORATE PURPOSE



     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.



                                  ARTICLE IV

                              AUTHORIZED CAPITAL



     IV.1 Authorized Capital Stock. The aggregate number of shares which the
          ------------------------
Corporation shall have authority to issue is Thirty-two million five-hundred thousand (32,500,000) shares, consisting of (a) 25,000,000 Shares of Common Stock, par value $.01 per share; and (b) 7,500,000 shares of Serial Preferred Stock, par value $.01 per share.


     IV.2 Common Stock. All shares of Common Stock shall be identical in all
          ------------
respects and shall have equal rights and privileges.



          1.   Voting Rights. The holders of shares of Common Stock shall be
               -------------
               entitled to one vote for each share so held with respect to all matters voted on by the shareholders of the Corporation.

          2.   Liquidation Rights. Upon any voluntary or involuntary
               ------------------
               liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to receive that portion of the remaining funds to be distributed after the liquidation has been completed. Such funds shall be paid to the holders of Common Stock on the basis of the number of shares of Common Stock held by each of them.

          3.   Dividends. Dividends may be paid on the Common Stock as and when
               ---------
               declared by the Board of Directors of the Corporation (the "Board of Directors") in accordance with applicable law.



     IV.3 Serial Preferred Stock. The Board of Directors is authorized at any
          ----------------------
time, and from time to time, to provide for the issuance of shares of Serial Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Serial Preferred Stock or any series thereof. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:



          1.   The rate and manner of payment of dividends, if any;

          2. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

          3. The amount payable for shares in the event of liquidation, dissolution or other winding up of the Corporation;

          4. Sinking fund provisions, if any, for the redemption or purchase of shares;

          5. The terms and conditions, if any, on which shares may be converted or exchanged;

          6.   Voting rights, if any; and

          7. Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the laws of the State of Delaware.



     The Board of Directors shall have the authority to determine the number of shares that will comprise each series.

     Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Delaware as may be required by law.


          8.  Series A Preferred.  The designation and the number of shares, and
              -------------------
the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions of the Series A Convertible Preferred Stock shall be as set forth on Exhibit A hereto.

          9.  Series B Preferred.  The designation and the number of shares, and
              -------------------
the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions of the Series B Convertible Preferred Stock shall be as set forth on Exhibit B hereto.

          10. Series C Preferred.  The designation and the number of shares,
              -------------------
and the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions of the Series C Convertible Preferred Stock shall be as set forth on Exhibit C hereto.

          11.  Series D Preferred.  The designation and the number of shares,
               -------------------
and the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions of the Series D Convertible Preferred Stock shall be as set forth on Exhibit D hereto.



                                   ARTICLE V

                              PERPETUAL EXISTENCE



     The Corporation is to have perpetual existence.



                                  ARTICLE VI

                                INDEMNIFICATION



     The Corporation shall have all of the indemnification and other powers now or hereafter set forth in Section 145 of the Delaware Corporation Law.

     The indemnification and advancement of expenses provided by or granted pursuant to such indemnification laws shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by or granted pursuant hereto and to such indemnification laws, unless otherwise provided, authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     The Corporation shall also have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under such indemnification laws.

     In addition, to the full extent permitted by law, notwithstanding any other provision hereof, no director of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

                                  ARTICLE VII

                               AUTHORIZED POWERS



     The Corporation and its Board of Directors shall have all of the powers and rights provided for in the Delaware Corporation Law.



                                 ARTICLE VIII

                           MEETINGS OF STOCKHOLDERS



     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.



                                  ARTICLE IX

                  AMENDMENTS OF CERTIFICATE OF INCORPORATION



     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders and directors are subject to this reserved power.

     The Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                   EXHIBIT A



                           DESIGNATION, PREFERENCES,
                                 AND RIGHTS OF
                      SERIES A CONVERTIBLE PREFERRED STOCK


Series A Convertible Preferred Stock.  The powers, preferences, and relative,
------------------------------------
participating, optional or other rights, and qualifications, limitations and restrictions thereof, with respect to the Company's Series A Convertible Preferred Stock, par value $.01 per share, are as follows:


       1.    Designation and Amount. The shares of such series shall be
             ----------------------
designated as "Series A Convertible Preferred Stock" (hereinafter, the "Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be Three Hundred and Seven Thousand One Hundred Sixty-Seven (307,167).



       2.    Dividends. The holders of the outstanding shares of Series A
             ---------
Preferred Stock shall be entitled to receive dividends if, as and when declared by the Board of Directors out of funds legally available for such purpose. Dividends (other than those payable solely in shares of Common Stock) may be paid, or declared and set aside for payment, upon shares of Common Stock in any calendar year only if dividends of an equal or greater amount per share shall have been paid, or declared and set aside for payment, on account of all outstanding shares of the Series A Preferred Stock. For purposes of the comparison required by the preceding sentence, the Series A Preferred Stock shall be treated as having been converted into Common Stock immediately prior to the declaration of such dividends.


       3.    Voting Rights.
             -------------


       Except as otherwise set forth herein or required by law, in all matters submitted to a vote of the stockholders of the Company, the holders of shares of Series A Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote together with all other classes and series of stock of the Company as one class. In all such votes each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each matter put before the stockholders of the Company as equals the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible on the record date for determining stockholders eligible to vote on such matter or, if no such record date is established, the date immediately preceding the date such vote is taken or any written consent of stockholders is solicited. On any matter as to which holders of Series A Preferred Stock are entitled to vote separately as a class under Delaware law, each share of Series A Preferred Stock shall be entitled to one vote.

       4.    Liquidation, Dissolution or Winding Up.
             --------------------------------------

             (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, or in the event of its insolvency, before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of capital stock of the corporation designated to be junior to the Series A Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on parity with, the Series A Preferred Stock, the holders of outstanding Series A Preferred Stock shall be entitled to have set apart for them, or to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, an amount in cash equal to $5.86 per share of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares). If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be insufficient to set aside for or to pay such amounts to the holders of shares of Series A Preferred Stock, the total amount of the Company's assets which is available to be paid to stockholders of the Company shall be distributed pro rata among the holders of the Series A Preferred Stock, subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series A Preferred Stock, and no distribution shall be made to or set apart for the holders of Common Stock or any other class or series of capital stock of the Company which at such time is junior to the Series A Preferred Stock as to liquidation rights and preferences. If the assets of the Company available for distribution to stockholders exceed such amounts, the balance of such assets shall be paid to or set aside for payment ratably among the holders of Common Stock and the holders of any class or series of Preferred Stock designated to be junior to the Series A Preferred Stock, in accordance with their relative rights and preferences.

             (b) The merger or consolidation of the Company into or with another corporation, or the sale or other conveyance of all or substantially all of the assets of the Company to another entity, shall be deemed, at the holder of any shares of Series A Preferred Stock's option, a liquidation, dissolution or winding up of the Company for purposes of this Section 4.

       5.    Conversion.
             ----------

             (a)  Optional Conversion.
                  -------------------

       Subject to the terms and conditions of this Section 5, at any time after the issuance of the Series A Preferred Stock, the holder of each share of Series A Preferred Stock shall have the right, at such holder's option, to convert any such share of Series A Preferred Stock into fully paid and non-assessable shares of Common Stock at the Conversion Rate (as hereinafter defined) in effect at the time of conversion. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted is referred to as the "Conversion Rate." The Conversion Rate shall be one (1) and shall be subject to adjustment as provided in Section 5(c). Any adjustment of the Conversion Rate shall also cause an appropriate adjustment of the Conversion Price (as hereinafter defined). The amount obtained by dividing $5.86 by the Conversion Rate shall be called the "Conversion Price."

       Such option to convert shares of Series A Preferred Stock into shares of Common Stock may be exercised as to all or any portion of such shares of Series A Preferred Stock by, and only by, giving written notice to the Company at its principal office that the holder elects to convert a stated number of shares of Series A Preferred Stock into Common Stock and by surrendering for such purpose to the Company at its principal office the certificate representing such shares of Series A Preferred Stock, duly endorsed or accompanied by proper instruments to evidence the conversion election. At the time of such surrender, the persons exercising such option to convert shall be deemed to be the holders of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. All rights with respect to the Series A Preferred Stock so converted (other than the right to receive declared but unpaid dividends), including but not limited to the right to vote shares of Series A Preferred Stock, will then terminate.

       As promptly as practicable after the receipt of the written notice referred to in the preceding paragraph and surrender of the certificate or certificates for the share or shares of Series A Preferred Stock to be converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder of the shares being converted, a certificate or certificates registered in the holder's name or designee, for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock. In case the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion pursuant to this Section 5 exceeds the number of shares converted, the Company shall, upon such conversion, execute and deliver to the holder at the expense of the Company a new certificate or certificates for the number of shares of Series A Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

             (b)  Automatic Conversion.
                  --------------------

       All outstanding shares of Series A Preferred Stock shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with
Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts and expenses relating to issuances, including without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent.

       Upon such conversion, the holders of certificates representing shares of Series A Preferred Stock shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series A Preferred Stock so converted (other than the right to receive declared but unpaid dividends), including but not limited to the right to vote shares of Series A Preferred Stock, will terminate as of the date of their automatic conversion.


             (c)  Adjustment.
                  ----------

       The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be subject to the following adjustments:



                  (i)  Changes in Common Stock; Capital Reorganization or
                       --------------------------------------------------
Reclassification. If the Company shall subdivide the outstanding shares of
----------------
Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock or reorganize or reclassify its shares of Common Stock into any other securities of the Company, then the Conversion Rate shall be adjusted so that the holder of shares of Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive for each share of Series A Preferred Stock the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series A Preferred Stock had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with effectiveness of such event.

                  (ii)  Adjustment of Conversion Rate for Certain Issuances of
                        ------------------------------------------------------
Common Stock and Common Stock Equivalents. The Conversion Rate shall be subject
-----------------------------------------
to the following adjustment, in addition to those set forth above in Section 5(c)(i). If, in connection with the first Significant Equity Financing following the first date of issuance of any Series A Preferred Stock, the Company sells or issues any Common Stock or Common Stock Equivalents at a Per Share Consideration that is less than the Conversion Price, then the Conversion Rate shall be adjusted as provided in Subsections (A), (B) and (C) of this Section 5(c)(ii).

       As used herein, the following terms have the following meanings:

       "Significant Equity Financing" means the issuance by the Company of Common Stock or Common Stock Equivalents to any person or entity or group of persons or entities in a single transaction in which the aggregate Per Share Consideration received by the Company upon the sale or issuance of such Common Stock and Common Stock Equivalents exceeds $250,000.

       "Per Share Consideration" means, with respect to the sale or issuance of Common Stock, the price per share received by the Company, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are exchangeable into or exchangeable for Common Stock without further consideration, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts and other applicable costs. With respect to the issuance of other Common Stock Equivalents, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration receivable by the Company upon the exchange or exercise of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts and other applicable costs. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a Per Share Consideration of $.00. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the fair market value of such consideration shall be determined by the board of directors of the Company acting in good faith.

       "Common Stock Equivalents" means securities or rights exchangeable into or entitling the holder thereof to receive shares of Common Stock.

       "Additional Shares of Common Stock" shall mean either shares of Common Stock issued in connection with the first Significant Equity Financing following the first date of issuance of any Series A Preferred Stock or, with respect to the issuance of Common Stock Equivalents in connection with such first Significant Equity Financing, the maximum number of shares of Common Stock issuable in exchange for, upon exchange of, or upon exercise of such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number).

              (A) Subject to Subsections (B) and (C) below, upon the issuance of Additional Shares of Common Stock in connection with the first Significant Equity Financing following the first date of issuance of any Series A Preferred Stock for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted by multiplying it by a fraction, the numerator of which is the Conversion Price then in effect and the denominator of which is the Per Share Consideration received by the Company for such Additional Shares of Common Stock.

              (B) Upon the issuance of Common Stock Equivalents, exchangeable without further consideration into Common Stock in connection with the first Significant Equity Financing following the first date of issuance of any Series A Preferred Stock for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Company for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

              (C) Upon the issuance of Common Stock Equivalents in connection with the first Significant Equity Financing following the first date of issuance of any Series A Preferred Stock other than those described in Subsection (B) above, for a Per Share Consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and the minimum amount receivable by the Company on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

              (D) On the expiration of any Common Stock Equivalents on account of which an adjustment in the Conversion Rate and Conversion Price have been made previously pursuant to Section 5(c)(ii), the Conversion Rate and Conversion Price shall forthwith be readjusted to such Conversion Rate and Conversion Price as would have obtained had the adjustment made upon the issuance of such Common Stock Equivalents been made upon the basis of the issuance of only the unexpired Common Stock Equivalents.

              (iii)  Notice of Adjustments.  Upon any adjustment under this
                     ---------------------
Section 5, then in each such case the Company shall give written notice thereof within thirty (30) days of the occurrence of the adjustment, addressed to each registered holder of Series A Preferred Stock at the address of such holder as shown on the records of the Company. Such notice shall describe the adjustment in reasonable detail, as well as the method of calculation and the facts upon which such calculation is based.

           (d)  Certain Provisions Regarding Conversion.
                ---------------------------------------

                (i)      No Fractional Shares. The number of shares of Common
                         --------------------
Stock issuable upon conversion of any shares of Series A Preferred Stock shall be rounded to the nearest whole number, and no fractional shares of Common Stock, and no payment in lieu thereof, shall be issued upon any such conversion.

                (ii)     Common Stock Reserved. The Company shall at all times
                         ---------------------
reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all then outstanding shares of Series A Preferred Stock.

                (iii)    Status of Converted or Unissued Series A Preferred
                         --------------------------------------------------
Stock. Shares of Series A Preferred Stock that have been issued and reacquired
-----
in any manner, including upon conversion of such shares, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Company's Preferred Stock, par value $.01 per share, undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

                (iv)     No Impairment. The Company will not, by amendment of
                         -------------
its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

                (v)      Certificate as to Adjustments. Upon the occurrence of
                         -----------------------------
each adjustment or readjustment of the number of shares receivable pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each series of Series A Preferred Stock.

                (vi)     Certain Amendments to the Company's Certificate of
                         --------------------------------------------------
Incorporation. So long as shares of Series A Preferred Stock shall be
-------------
outstanding, the Company shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the outstanding shares of the Series A Preferred Stock voting separately as a class, amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation, including any amendment, repeal or addition to the Company's Certificate of Incorporation effected through a merger, if such action would adversely alter or change the preferences, rights, privileges or powers of the Series A Preferred Stock, or increase or decrease (other than by conversion) the total number of authorized shares of Series A Preferred Stock.

                                   EXHIBIT B



                           DESIGNATION, PREFERENCES,
                                 AND RIGHTS OF
                      SERIES B REDEEMABLE PREFERRED STOCK


       Series B Redeemable Preferred Stock. The powers, preferences, and
       -----------------------------------
relative, participating, optional or other rights, and qualifications, limitations and restrictions thereof, with respect to the Company's Series B Redeemable Preferred Stock, par value $.01 per share, are as follows:

       1.    Designation and Amount. The shares of such series shall be
             ----------------------
designated as "Series B Redeemable Preferred Stock" (the "Series B Preferred"), and the number of shares constituting the Series B Preferred shall be one hundred and seventy five thousand (175,000).

       2.    Dividends. Subject to the provisions of law and this Certificate of
             ---------
Incorporation, the holders of the outstanding shares of Series B Preferred, in preference to the holders of Common Stock, Series A Convertible Preferred Stock (the "Series A Preferred") and any other capital stock of the Company ranking junior to the Series B Preferred as to payment of dividends, shall be entitled to receive out of funds legally available therefore, when and as declared by the Board of Directors, out of any assets at the time legally available therefor, or upon redemption of the Series B Preferred pursuant to Section 5 hereof, or upon liquidation of the Company as provided in Section 4 hereof, cumulative cash dividends at an annual rate equal to the prime rate as reported in the Wall Street Journal from time to time (such dividend being subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or similar event). Dividends on the Series B Preferred shall be cumulative and shall accrue daily on and after the original issuance date of each share of the Series B Preferred.

       3.    Voting Rights. Except as otherwise set forth herein or required by
             -------------
law, the holders of shares of Series B Preferred shall not be entitled to notice of any stockholders' meeting and shall not be entitled to vote on any matter put before the stockholders of the Company. In voting on any matters on which the holders of shares of Series B Preferred are entitled to vote, each share of Series B Preferred shall be entitled to one vote.

       4.    Liquidation, Dissolution or Winding Up.
             --------------------------------------

       (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, or in the event of its insolvency, before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series A Preferred and the Series B Preferred, and subject to the liquidation rights and preferences of any class or series of capital stock of the Company designated to be senior to, or on parity with, the Series A Preferred and the Series B Preferred, the holders of outstanding Series A Preferred and Series B Preferred shall be entitled to have set apart for them, or to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, an amount in cash equal to (i) $5.86 per share of Series A Preferred plus all declared but unpaid dividends, and (ii) $10.00 per share of Series B Preferred plus all accrued but unpaid dividends, whether or not declared, on the Series B Preferred (and in both instances specified in (i) and (ii), subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification or similar event affecting such shares). If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be insufficient to set aside for or to pay such amounts to the holders of shares of Series A Preferred and Series B Preferred, the total amount of the Company's assets which is available to be paid to stockholders of the Company shall be distributed ratably among the holders of the Series A Preferred and the Series B Preferred in proportion to their preferential liquidation amounts as specified above, subject to the liquidation rights and preferences of any class or series of capital stock of the Company designated to be senior to, or on a parity with, the Series A Preferred and the Series B Preferred, and no distribution shall be made to or set apart for the holders of Common Stock, or any other class or series of capital stock of the Company which at such time is junior to the Series A Preferred and the Series B Preferred as to liquidation rights and preferences. If the assets of the Company available for distribution to stockholders exceed such amounts, the balance of such assets shall be paid to or set aside for payment ratably among the holders of any class or series of capital stock of the Company designated to be junior to the Series A Preferred and the Series B Preferred, in accordance with their relative rights and preferences, and thereafter, to the holders of Common Stock.

       (b) The merger or consolidation of the Company into or with another corporation, or the sale or other conveyance of all or substantially all of the assets of the Company to another entity, shall be deemed, at the option of any holder of shares of Series B Preferred, a liquidation, dissolution or winding up of the Company for purposes of this Section 4.

       5.    Redemption
             ----------

       (a)   Put by Holders of Series B Preferred.
             ------------------------------------

             (i) At any time following the date on which the Company has received aggregate net cash proceeds from Qualified Equity Financings (as hereinafter defined) of in excess of ten million dollars ($10,000,000) in a transaction or a series of transactions, at the option and the written election of holders of all of the outstanding shares of Series B Preferred, the Company shall redeem all, but not less than all, of the outstanding shares of Series B Preferred (the "Put"). For the purposes of this Subsection 5, a "Qualified Equity Financing" shall mean the sale or issuance, after the date of issuance of the Series B Preferred Stock, of shares of Common Stock or securities or rights exchangeable into or entitling the holder thereof to receive shares of Common Stock, but shall exclude the sale by the Company of up to 2,100,000 shares of Preferred Stock.

             (ii) If the holders of shares of Series B Preferred elect to have the Company redeem the shares of Series B Preferred as set forth in this Subsection 5(a), notice to that effect shall be given by such holders to the Company (the "Put Notice"). Promptly following the delivery of the Put Notice, each holder of shares of Series B Preferred shall deliver the certificate(s) representing such shares to the Company at its principal office and thereupon the Series B Redemption Price (as defined in Subsection 5(c) below) for such shares shall be paid to the order of the person whose name appears on such certificate(s) and each such surrendered certificate shall be canceled and retired.

          (iii) Insufficient Funds for Redemption. If the funds of the Company
                ---------------------------------
     legally available for redemption of shares of Series B Preferred are inadequate to redeem all of the outstanding shares of Series B Preferred, the holders of shares of Series B Preferred shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if all of the outstanding shares of Series B Preferred were redeemed. The shares of Series B Preferred not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Company are legally available for the redemption of such shares of Series B Preferred such funds will be used to redeem all or a portion of the balance of such shares ratably as set forth herein. The rights of redemption of shares of Series B Preferred are subject to the rights and preferences of any class or series of capital stock of the Company designated to be senior to or on a parity with the Series B Preferred with respect to rights of redemption.

     (b)  Call by Company. At any time, by written notice to the holders of
          ---------------
shares of Series B Preferred (the "Call Notice"), the Company may elect to redeem all, but not less than all, of the shares of the Series B Preferred from such holders. Promptly following the delivery of the Call Notice, each holder of shares of Series B Preferred shall deliver the certificate(s) representing such shares to the Company at its principal office and thereupon the Series B Redemption Price for such shares shall be paid to the order of the person whose name appears on such certificate(s) and each surrendered certificate shall be canceled and retired.

     (c)  Series B Redemption Price. The redemption price for each share of
          -------------------------
Series B Preferred redeemed pursuant to this Section 5 shall be $10.00 per share (subject to equitable adjustment in the event of any stock delivered, stock split, combination, reorganization, recapitalization, reclassification or similar event affecting such shares) plus all accrued but unpaid dividends, whether or not declared, on the Series B Preferred.

     6.  Status of Redeemed or Unissued Series B Preferred.  Shares of Series B
         -------------------------------------------------
Preferred which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Company's Preferred Stock, par value $.01 per share, undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

                                   EXHIBIT C


                           DESIGNATION, PREFERENCES,
                                 AND RIGHTS OF
                      SERIES C CONVERTIBLE PREFERRED STOCK


  Series C Preferred   The powers, preferences, and relative, participating,
  -------------------
optional or other rights, and qualifications, limitations and restrictions thereof, with respect to the Series C Preferred, par value $.01 per share, are as follows:

  1.  Designation and Amount.  The shares of such series shall be designated as
      ----------------------
"Series C Convertible Preferred Stock" (the "Series C Preferred"), and the number of shares constituting the Series C Preferred shall be two million eleven thousand four hundred and sixty-eight (2,011,468).

  2.  Dividends.  Subject to the provisions of law and this Certificate of
      ---------
Incorporation and the rights and preferences of the holders of shares of the Series B Redeemable Preferred Stock (the "Series B Preferred") and any other class or series of the capital stock of the Company ranking senior to, or on a parity with, the Series A Convertible Preferred Stock (the "Series A Preferred") and the Series C Preferred, the holders of the outstanding shares of Series A Preferred and Series C Preferred, in preference to the holders of shares of the Common Stock and any other class or series of the capital stock of the Company ranking junior to the Series A Preferred and the Series C Preferred, shall be entitled to receive dividends if, as and when declared by the Board of Directors out of funds legally available for such purpose. The Series A Preferred and the Series C Preferred shall be on a parity with respect to dividends. Dividends (other than those payable solely in shares of Common Stock) may be paid, or declared and set aside for payment, upon shares of Common Stock in any calendar year only if dividends of an equal or greater amount per share shall have been paid, or declared and set aside for payment, on account of all outstanding shares of the Series A Preferred, the Series C Preferred and any other class or series of the capital stock of the Company designated to be on a parity with the Series C Preferred. For purposes of the comparison required by the preceding sentence, the Series A Preferred, the Series C Preferred and any other class or series of the capital stock of the Company designated to be on a parity with the Series A Preferred and the Series C Preferred shall be treated as having been converted into Common Stock immediately prior to the declaration of such dividends.

  3.  Voting Rights.  Except as otherwise set forth herein or required by law,
      -------------
in all matters submitted to a vote of the stockholders of the Company, the holders of shares of Series C Preferred shall be entitled to notice of any stockholders' meeting and to vote together with all other classes and series of stock of the Company as one class. In all such votes each share of Series C Preferred shall entitle the holder thereof to such number of votes per share on each matter put before the stockholders of the Company as equals the number of shares of Common Stock into which such share of Series C Preferred are convertible on the record date for determining stockholders eligible to vote on such matter or, if no such record date is established, the date immediately preceding the date such vote is taken or any written consent of stockholders is solicited. On any matter as to which holders of Series C Preferred are entitled to vote separately as a class under Delaware law, each share of Series C Preferred shall be entitled to one vote.

  4.  Liquidation, Dissolution or Winding Up.
      --------------------------------------

  (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, or in the event of its insolvency, before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred and the Series C Preferred, and subject to the liquidation rights and preferences of any class or series of capital stock of the Company designated to be senior to, or on parity with, the Series A Preferred, the Series B Preferred and the Series C Preferred, the holders of outstanding shares of the Series A Preferred, the Series B Preferred and the Series C Preferred shall be entitled to have set apart for them, or to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, an amount in cash equal to (i) $5.86 per share of Series A Preferred and Series C Preferred plus all declared and unpaid dividends, and (ii) $10.00 per share of Series B Preferred plus all accrued but unpaid dividends, whether or not declared, on the Series B Preferred (and in both instances specified in (i) and (ii), subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or other similar event affecting such shares). If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be insufficient to set aside for or to pay such amounts to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred, the total amount of the Company's assets which is available to be paid to stockholders of the Company shall be distributed ratably among the holders of the Series A Preferred, the Series B Preferred and the Series C Preferred in proportion to their preferential liquidation amounts as specified above, subject to the liquidation rights and preferences of any other class or series of capital stock of the Company designated to be senior to, or on a parity with, the Series A Preferred, the Series B Preferred and the Series C Preferred, and no distribution shall be made to or set apart for the holders of Common Stock or any other class or series of capital stock of the Company which at such time is junior to the Series A Preferred, the Series B Preferred and the Series C Preferred as to liquidation rights and preferences. If the assets of the Company available for distribution to stockholders exceed such amounts, the balance of such assets shall be paid to or set aside for payment ratably among the holders of any class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred and the Series C Preferred, in accordance with their relative rights and preferences, and thereafter, to the holders of Common Stock.

  (b) The merger or consolidation of the Company into or with another corporation, or the sale or other conveyance of all or substantially all of the assets of the Company to another entity, shall be deemed, at the option of any holder of shares of Series C Preferred, a liquidation, dissolution or winding up of the Company for purposes of this Section 4 as to such holder.

  5.  Conversion.
      ----------

  (a)  Optional Conversion.  Subject to the terms and conditions of this Section
       -------------------
5, at any time after the issuance of the Series C Preferred, the holder of each share of Series C Preferred shall have the right, at such holder's option, to convert any such shares of Series C Preferred into fully paid and non-assessable shares of Common Stock at the Conversion Rate (as hereinafter defined) in effect at the time of conversion. The number of shares of Common Stock into which each share of Series C Preferred may be converted is referred to as the "Conversion Rate." The Conversion Rate shall be one (1) and shall be subject to adjustment as provided in Section 5(c). Any adjustment of the Conversion Rate shall also cause an appropriate adjustment of the Conversion Price (as hereinafter defined). The amount obtained by dividing $5.86 by the Conversion Rate shall be called the "Conversion Price." Such option to convert shares of Series C Preferred into shares of Common Stock may be exercised as to all or any portion of such shares of Series C Preferred by, and only by, giving written notice to the Company at its principal office that the holder elects to convert a stated number of shares of Series C Preferred into Common Stock and by surrendering for such purpose to the Company at its principal office the certificate representing such shares of Series C Preferred, duly endorsed or accompanied by proper instruments to evidence the conversion election. At the time of such surrender, the persons exercising such option to convert shall be deemed to be the holders of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. All rights with respect to the Series C Preferred so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote such shares of Series C Preferred, will then terminate. As promptly as practicable after the receipt of the written notice referred to in the preceding paragraph and surrender of the certificate or certificates for the share or shares of Series C Preferred to be converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder of the shares being converted, a certificate or certificates registered in the holder's name or designee, for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series C Preferred. In case the number of shares of Series C Preferred represented by the certificate or certificates surrendered for conversion pursuant to this Section 5 exceeds the number of shares converted, the Company shall, upon such conversion, execute and deliver to the holder at the expense of the Company a new certificate or certificates for the number of shares of Series C Preferred represented by the certificate or certificates surrendered which are not to be converted.

  (b)  Automatic Conversion.  All outstanding shares of Series C Preferred shall
       --------------------
be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon such conversion, the holders of certificates representing shares of Series C Preferred shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series C Preferred represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series C Preferred so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series C Preferred so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series C Preferred, will terminate as of the date of their automatic conversion.

   (c)  Adjustment.  The number of shares of Common Stock into which each share
        ----------
of Series C Preferred may be converted shall be subject to the following adjustments:

   (i)  Changes in Common Stock; Capital Reorganization or Reclassification. If
        -------------------------------------------------------------------
the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock, reorganize or reclassify its shares of Common Stock into any other securities of the Company, or do any other similar act affecting such shares, then the Conversion Rate shall be subject to equitable adjustment, including without limitation, adjustment so that the holder of shares of Series C Preferred thereafter surrendered for conversion shall be entitled to receive for each share of Series C Preferred the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series C Preferred had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with the effectiveness of such event.

   (ii) Adjustment of Conversion Rate for Certain Issuances of Common Stock and
        -----------------------------------------------------------------------
Common Stock Equivalents. The Conversion Rate shall be subject to the following adjustment, in addition to those set forth above in Section 5(c)(i). If, in connection with the issuance of Common Stock or Common Stock Equivalents (other than issuances to any employee, consultant, advisor or other person providing services to the Company) following the first date of issuance of any Series C Preferred and prior to a Termination Event, the Company sells or issues any Common Stock or Common Stock Equivalents at a Per Share Consideration that is less than the Conversion Price then in effect, then the Conversion Rate shall be adjusted as provided in Subsections (A), (B) and (C) of this Section 5(c)(ii).

     As used herein, the following terms have the following meanings:

     "Termination Event" means the completion by the Company of two unrelated Significant Equity Financings.

     "Significant Equity Financing" means the issuance by the Company of Common Stock or Common Stock Equivalents to any person or entity or group of persons or entities in a single transaction or related group of transactions in which the Per Share Consideration equals or exceeds $5.86 and the aggregate Per Share Consideration received by the Company upon the sale or issuance of such Common Stock and Common Stock Equivalents exceeds $3,000,000.

     "Per Share Consideration" means, with respect to the sale or issuance of Common Stock, the price per share received by the Company, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are exchangeable into or exchangeable for Common Stock without further consideration, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. With respect to the issuance of other Common Stock Equivalents, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration receivable by the Company upon the exchange or exercise of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts and other applicable costs. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a Per Share Consideration of $.00. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the fair market value of such consideration shall be determined by the board of directors of the Company acting in good faith.

     "Common Stock Equivalents" means securities or rights exchangeable into or entitling the holder thereof to receive shares of Common Stock.

     "Additional Shares of Common Stock" shall mean either shares of Common Stock issued following the first date of issuance of any Series C Preferred and prior to a Termination Event or, with respect to the issuance of Common Stock Equivalents during such period, the maximum number of shares of Common Stock issuable in exchange for, upon exchange of, or upon exercise of such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number).

     (A) Subject to Subsections (B) and (C) below, upon the issuance of Additional Shares of Common Stock following the first date of issuance of any Series C Preferred and prior to a Termination Event for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted by multiplying it by a fraction,

     (x) the numerator of which is the number of shares of Common Stock issuable upon conversion of Preferred Stock and exercise of warrants to purchase Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued, and

     (y) the denominator of which shall be the number of shares of Common Stock issuable upon conversion of Preferred Stock and exercise of warrants to purchase Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock which the aggregate net consideration received by the Company for the total number of such Additional Shares of Common Stock so issued would purchase at the Conversion Price which is then in effect.

     (B) Upon the issuance of Common Stock Equivalents, exchangeable without further consideration into Common Stock following the first date of issuance of any Series C Preferred and prior to a Termination Event for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Company for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

     (C) Upon the issuance of Common Stock Equivalents following the first date of issuance of any Series C Preferred and prior to a Termination Event other than those described in Subsection (B) above, for a Per Share Consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and the minimum amount receivable by the Company on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

     (D) On the expiration of any Common Stock Equivalents on account of which an adjustment in the Conversion Rate and Conversion Price have been made previously pursuant to this Section 5(c)(ii), the Conversion Rate and Conversion Price shall forthwith be readjusted to such Conversion Rate and Conversion Price as would have obtained had the adjustment made upon the issuance of such Common Stock Equivalents been made upon the basis of the issuance of only the unexpired Common Stock Equivalents.

     (iii)  Notice of Adjustments.  Upon any adjustment under this Section 5,
            ---------------------
then in each such case the Company shall give written notice thereof within thirty (30) days of the occurrence of the adjustment, addressed to each registered holder of Series C Preferred at the address of such holder as shown on the records of the Company. Such notice shall describe the adjustment in reasonable detail, as well as the method of calculation and the facts upon which such calculation is based.

     (d)    Certain Provisions Regarding Conversion.
            ---------------------------------------

     (i)    No Fractional Shares. The number of shares of Common Stock issuable
            --------------------
upon conversion of any shares of Series C Preferred shall be rounded to the nearest whole number, and no fractional shares of Common Stock, and no payment in lieu thereof, shall be issued upon any such conversion.

     (ii)   Common Stock Reserved. The Company shall at all times reserve and
            ---------------------
keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all then outstanding shares of Series C Preferred.

     (iii)  Status of Converted or Unissued Series C Preferred. Shares of Series
            --------------------------------------------------
C Preferred that have been issued and reacquired in any manner, including upon conversion of such shares, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Company's Preferred Stock, par value $.01 per share, undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

     (iv)   Certificate as to Adjustments. Upon the occurrence of each
            -----------------------------
adjustment or readjustment of the number of shares receivable pursuant to this
Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series C Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each series of Series C Preferred.

                                   EXHIBIT D


             CERTIFICATE OF DESIGNATION, PREFERENCES, AND RIGHTS OF
                      SERIES D CONVERTIBLE PREFERRED STOCK


  Series D Preferred.  The powers, preferences, and relative, participating,
  ------------------
optional or other rights, and qualifications, limitations and restrictions thereof, with respect to the Series D Preferred, par value $.01 per share, are as follows:

  1.  Designation and Amount.  The shares of such series shall be designated as
      ----------------------
"Series D Convertible Preferred Stock" (the "Series D Preferred"), and the number of shares constituting the Series D Preferred shall be one million (1,000,000).

  2.  Dividends.  Subject to the provisions of law and this Certificate of
      ---------
Incorporation and the rights and preferences of the holders of shares of the Series B Redeemable Preferred Stock (the "Series B Preferred") and any other class or series of the capital stock of the Company ranking senior to, or on a parity with, the Series A Convertible Preferred Stock (the "Series A Preferred"), the Series C Convertible Preferred Stock (the "Series C Preferred") and the Series D Preferred, the holders of the outstanding shares of Series A Preferred, Series C Preferred and Series D Preferred, in preference to the holders of shares of the Common Stock and any other class or series of the capital stock of the Company ranking junior to the Series A Preferred, the Series C Preferred and the Series D Preferred, shall be entitled to receive dividends if, as and when declared by the Board of Directors out of funds legally available for such purpose. The Series A Preferred, the Series C Preferred and the Series D Preferred shall be on a parity with respect to dividends. Dividends (other than those payable solely in shares of Common Stock) may be paid, or declared and set aside for payment, upon shares of Common Stock in any calendar year only if dividends of an equal or greater amount per share shall have been paid, or declared and set aside for payment, on account of all outstanding shares of the Series A Preferred, the Series C Preferred, the Series D Preferred and any other class or series of the capital stock of the Company designated to be on a parity with the Series D Preferred. For purposes of the comparison required by the preceding sentence, the Series A Preferred, the Series C Preferred, and the Series D Preferred and any other class or series of the capital stock of the Company designated to be on a parity with the Series A Preferred, the Series C Preferred and Series D preferred shall be treated as having been converted into Common Stock immediately prior to the declaration of such dividends.

  3.  Voting Rights.  Except as otherwise set forth herein or required by law,
      -------------
in all matters submitted to a vote of the stockholders of the Company, the holders of shares of Series D Preferred shall be entitled to notice of any stockholders' meeting and to vote together with all other classes and series of stock of the Company as one class. In all such votes each share of Series D Preferred shall entitle the holder thereof to such number of votes per share on each matter put before the stockholders of the Company as equals the number of shares of Common Stock into which such share of Series D Preferred are convertible on the record date for determining stockholders eligible to vote on such matter or, if no such record date is established, the date immediately preceding the date such vote is taken or any written consent of stockholders is solicited. On any matter as to which holders of Series D Preferred are entitled to vote separately as a class under Delaware law, each share of Series D Preferred shall be entitled to one vote.

  4.  Liquidation, Dissolution or Winding Up.
      --------------------------------------

  (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, or in the event of its insolvency, before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred, and subject to the liquidation rights and preferences of any class or series of capital stock of the Company designated to be senior to, or on parity with, the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred, the holders of outstanding shares of the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred shall be entitled to have set apart for them, or to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, an amount in cash equal to (i) $5.86 per share of Series A Preferred and Series C Preferred, plus all declared but unpaid dividends, (ii) $10.00 per share of Series B Preferred, plus all accrued but unpaid dividends, whether or not declared, on the Series B Preferred, and (iii) $7.50 per share of Series D Preferred, plus all declared but unpaid dividends, (and in all instances specified in (i). (ii) and (iii), subject to equitable adjustment in the event of any stock dividend, stock split, combination reorganization, recapitalization or other similar event affecting such shares). If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be insufficient to set aside for or to pay such amounts to the holders of shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred, the total amount of the Company's assets which is available to be paid to stockholders of the Company shall be distributed ratably among the holders of the Series A Preferred, the Series B Preferred, the Series C Preferred and Series D Preferred in proportion to their preferential liquidation amounts as specified above, subject to the liquidation rights and preferences of any other class or series of capital stock of the Company designated to be senior to, or on a parity with, the Series A Preferred, the Series B Preferred, the Series C Preferred and Series D Preferred, and no distribution shall be made to or set apart for the holders of Common Stock or any other class or series of capital stock of the Company which at such time is junior to the Series A Preferred, the Series B Preferred, the Series C Preferred and Series D Preferred as to liquidation rights and preferences. If the assets of the Company available for distribution to stockholders exceed such amounts, the balance of such assets shall be paid to or set aside for payment ratably among the holders of any class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred, in accordance with their relative rights and preferences, and thereafter, to the holders of Common Stock.

  (b) The merger or consolidation of the Company into or with another corporation, or the sale or other conveyance of all or substantially all of the assets of the Company to another entity, shall be deemed, at the option of any holder of shares of Series D Preferred, a liquidation, dissolution or winding up of the Company for purposes of this Section 4 as to such holder.

  5.  Conversion.  (a)  Optional Conversion.  Subject to the terms and
      ----------        -------------------
conditions of this Section 5, at any time after the issuance of the Series D Preferred, the holder of each share of Series D Preferred shall have the right, at such holder's option, to convert any such shares of Series D Preferred into fully paid and non-assessable shares of Common Stock at the Conversion Rate (as hereinafter defined) in effect at the time of conversion with no additional consideration. The number of shares of Common Stock into which each share of Series D Preferred may be converted is referred to as the "Conversion Rate."
The Conversion Rate shall be one (1) and shall be subject to adjustment as provided in Section 5(c). Any adjustment of the Conversion Rate shall also cause an appropriate adjustment of the Conversion Price (as hereinafter defined). The amount obtained by dividing $7.50 by the Conversion Rate shall be called the "Conversion Price." Such option to convert shares of Series D Preferred into shares of Common Stock may be exercised as to all or any portion of such shares of Series D Preferred by, and only by, giving written notice to the Company at its principal office that the holder elects to convert a stated number of shares of Series D Preferred into Common Stock and by surrendering for such purpose to the Company at its principal office the certificate representing such shares of Series D Preferred, duly endorsed or accompanied by proper instruments to evidence the conversion election. At the time of such surrender, the persons exercising such option to convert shall be deemed to be the holders of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. All rights with respect to the Series D Preferred so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote such shares of Series D Preferred, will then terminate. As promptly as practicable after the receipt of the written notice referred to in the preceding paragraph and surrender of the certificate or certificates for the share or shares of Series D Preferred to be converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder of the shares being converted, a certificate or certificates registered in the holder's name or designee, for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Preferred. In case the number of shares of Series D Preferred represented by the certificate or certificates surrendered for conversion pursuant to this Section 5 exceeds the number of shares converted, the Company shall, upon such conversion, execute and deliver to the holder at the expense of the Company a new certificate or certificates for the number of shares of Series D Preferred represented by the certificate or certificates surrendered which are not to be converted.

  (b)  Automatic Conversion.  All outstanding shares of Series D Preferred shall
       --------------------
be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon such conversion, the holders of certificates representing shares of Series D Preferred shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series D Preferred represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series D Preferred so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series D Preferred so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series D Preferred, will terminate as of the date of their automatic conversion.

  (c)  Adjustment. The number of shares of Common Stock into which each share of
       ----------
Series D Preferred may be converted shall be subject to the following adjustments:

  (i)  Changes in Common Stock; Capital Reorganization or Reclassification.  If
       -------------------------------------------------------------------
the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock, reorganize or reclassify its shares of Common Stock into any other securities of the Company, or do any other similar act affecting such shares, then the Conversion Rate shall be subject to equitable adjustment, including without limitation, adjustment so that the holder of shares of Series D Preferred thereafter surrendered for conversion shall be entitled to receive for each share of Series D Preferred the number of shares of Common Stock which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series D Preferred had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with the effectiveness of such event.

  (ii) Adjustment of Conversion Rate for Certain Issuances of Common Stock and
       -----------------------------------------------------------------------
Common Stock Equivalents.  The Conversion Rate shall be subject to the following
-------------------------
adjustment, in addition to those set forth above in Section 5(c)(i). If, in connection with the first Significant Equity Financing following the first date of issuance of any Series D Preferred, the Company sells or issues any Common Stock or Common Stock Equivalents at a Per Share Consideration that is less than the Conversion Price then in effect, then the Conversion Rate shall be adjusted as provided in Subsections (A), (B) and (C) of this Section 5(c)(ii).

  As used herein, the following terms have the following meanings:

  "Significant Equity Financing" means the issuance by the Company of Common Stock or Common Stock Equivalents to any person or entity or group of persons or entities in a single transaction or related group of transactions in which the aggregate Per Share Consideration received by the Company upon the sale or issuance of such Common Stock and Common Stock Equivalents exceeds $1,000,000.

  "Per Share Consideration" means, with respect to the sale or issuance of Common Stock, the price per share received by the Company, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are exchangeable into or exchangeable for Common Stock without further consideration, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. With respect to the issuance of other Common Stock Equivalents, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration receivable by the Company upon the exchange or exercise of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a Per Share Consideration of $.00. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the fair market value of such consideration shall be determined by the board of directors of the Company acting in good faith.

  "Common Stock Equivalents" means securities or rights exchangeable into or entitling the holder thereof to receive shares of Common Stock.

  "Additional Shares of Common Stock" shall mean either shares of Common Stock issued in connection with the first Significant Equity Financing following the first date of issuance of any Series D Preferred or, with respect to the issuance of Common Stock Equivalents in connection with such first Significant Equity Financing, the maximum number of shares of Common Stock issuable in exchange for, upon exchange of, or upon exercise of such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number).

  (A) Subject to Subsections (B) and (C) below, upon the issuance of Additional Shares of Common Stock in connection with the first Significant Equity Financing following the first date of issuance of any Series D Preferred for a Per Share Consideration that is less than the Conversion

Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted by multiplying it by a fraction,

     (x) the numerator of which is the number of shares of Common Stock issuable upon conversion of Preferred Stock and exercise of warrants to purchase Common Stock of the Company outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued, and

     (y) the denominator of which shall be the number of shares of Common Stock issuable upon conversion of Preferred Stock and exercise of warrants to purchase Common Stock of the Company outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock which the aggregate net consideration received by the Company for the total number of such Additional Shares of Common Stock so issued would purchase at the Conversion Price which is then in effect.

     (B) Upon the issuance of Common Stock Equivalents, exchangeable without further consideration into Common Stock in connection with the first Significant Equity Financing following the first date of issuance of any Series D Preferred for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Company for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

     (C) Upon the issuance of Common Stock Equivalents in connection with the first Significant Equity Financing following the first date of issuance of any Series D Preferred other than those described in Subsection (B) above, for a Per Share Consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and the minimum amount receivable by the Company on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

     (D) On the expiration of any Common Stock Equivalents on account of which an adjustment in the Conversion Rate and Conversion Price have been made previously pursuant to this Section 5(c)(ii), the Conversion Rate and Conversion Price shall forthwith be readjusted to such Conversion Rate and Conversion Price as would have obtained had the adjustment made upon the issuance of such Common Stock Equivalents been made upon the basis of the issuance of only the unexpired Common Stock Equivalents.

  (iii) Notice of Adjustments.  Upon any adjustment under this Section 5, then
        ---------------------
in each such case the Company shall give written notice thereof within thirty
(30) days of the occurrence of the adjustment, addressed to each registered holder of Series D Preferred at the address of such holder as shown on the records of the Company. Such notice shall describe the adjustment in reasonable detail, as well as the method of calculation and the facts upon which such calculation is based.

  (d)   Certain Provisions Regarding Conversion.
        ---------------------------------------

  (i)   No Fractional Shares.  The number of shares of Common Stock issuable
        --------------------
upon conversion of any shares of Series D Preferred shall be rounded to the nearest whole number, and no fractional shares of Common Stock, and no payment in lieu thereof, shall be issued upon any such conversion.

  (ii)  Common Stock Reserved.  The Company shall at all times reserve and keep
        ---------------------
available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all then outstanding shares of Series D Preferred.

  (iii) Status of Converted or Unissued Series D Preferred.  Shares of Series D
        --------------------------------------------------
Preferred that have been issued and reacquired in any manner, including upon conversion of such shares, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Company's Preferred Stock, par value $.01 per share, undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

  (iv)  Certificate as to Adjustments.  Upon the occurrence of each adjustment
        -----------------------------
or readjustment of the number of shares receivable pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series D Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each series of Series D Preferred.

             CERTIFICATE OF DESIGNATION, PREFERENCES, AND RIGHTS OF
                      SERIES E CONVERTIBLE PREFERRED STOCK

                                       OF

                              CURAGEN CORPORATION

     CURAGEN CORPORATION, a Delaware corporation (the "Company"), DOES HEREBY
CERTIFY:

     That, pursuant to authority conferred on the Board of Directors of the Company by the Certificate of Incorporation of the Company and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code, said Board of Directors, by the affirmative vote of at least a majority of its members, adopted a resolution providing for the powers, designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of one hundred thousand (100,000) shares of the Company's Preferred Stock, par value $.01 per share, which resolution is as follows:

     "RESOLVED: That pursuant to the authority granted to and vested in
      --------
                the Board of Directors of this Company in accordance with the provisions of its Restated Certificate of Incorporation, as amended, the Board of Directors hereby designates a series of Preferred Stock of the Company, par value $.01 per share (the "Preferred Stock"), consisting of 100,000 shares of the authorized, unissued Preferred Stock of the Company, as the Series E Convertible Preferred Stock (the "Series E Preferred"), and hereby fixes such designation and number of shares, and the powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions thereof, as set forth below, and that the officers of the Company, and each acting singly, are hereby authorized, empowered and directed to execute and file with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series E Convertible Preferred Stock, as the officer or officers shall deem necessary and advisable to carry out the purposes of this resolution."

     Series E Preferred.  The powers, preferences, and relative, participating,
     ------------------
optional or other rights, and qualifications, limitations and restrictions thereof, with respect to the Series E Preferred, par value $.01 per share, are as follows:

     1.  Designation and Amount.  The shares of such series shall be designated
         ----------------------
as "Series E Convertible Preferred Stock" (the "Series E Preferred"), and the number of shares constituting the Series E Preferred shall be one hundred thousand (100,000).

     2.  Dividends.  Subject to the provisions of law and this Certificate of
         ---------
Incorporation and the rights and preferences of the holders of shares of the Series B Redeemable Preferred Stock (the "Series B Preferred") and any other class or series of the capital stock of the Company ranking senior to, or on a parity with, the Series A Convertible Preferred Stock (the "Series A Preferred"), the Series C Convertible Preferred Stock (the "Series C Preferred"), the Series D Convertible Preferred Stock (the "Series D Preferred") and the Series E Preferred, the holders of the outstanding shares of Series A Preferred, Series C Preferred, Series D Preferred, and Series E Preferred in preference to the holders of shares of the Common Stock and any other class or series of the capital stock of the Company ranking junior to the Series A Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, shall be entitled to receive dividends if, as and when declared by the Board of Directors out of funds legally available for such purpose. The Series A Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred shall be on a parity with respect to dividends. Dividends (other than those payable solely in shares of Common Stock) may be paid, or declared and set aside for payment, upon shares of Common Stock in any calendar year only if dividends of an equal or greater amount per share shall have been paid, or declared and set aside for payment, on account of all outstanding shares of the Series A Preferred, the Series C Preferred, the Series D Preferred, the Series E Preferred and any other class or series of the capital stock of the Company designated to be on a parity with the Series E Preferred. For purposes of the comparison required by the preceding sentence, the Series A Preferred, the Series C Preferred, the Series D Preferred, and the Series E Preferred and any other class or series of the capital stock of the Company designated to be on a parity with the Series A Preferred, the Series C Preferred, Series D Preferred and Series E Preferred shall be treated as having been converted into Common Stock immediately prior to the declaration of such dividends.

     3.  Voting Rights.  Except as otherwise set forth herein or required by
         -------------
law, in all matters submitted to a vote of the stockholders of the Company, the holders of shares of Series E Preferred shall be entitled to notice of any stockholders' meeting and to vote together with all other classes and series of stock of the Company as one class. In all such votes each share of Series E Preferred shall entitle the holder thereof to such number of votes per share on each matter put before the stockholders of the Company as equals the number of shares of Common Stock into which such share of Series E Preferred are convertible on the record date for determining stockholders eligible to vote on such matter or, if no such record date is established, the date immediately preceding the date such vote is taken or any written consent of stockholders is solicited. On any matter as to which holders of Series E Preferred are entitled to vote separately as a class under Delaware law, each share of Series E Preferred shall be entitled to one vote.

     4.  Liquidation, Dissolution or Winding Up.
         --------------------------------------

     (a) In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Company, or in the event of its insolvency, before any distribution or payment is made to any holders of any shares of the Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, and the Series E Preferred and subject to the liquidation rights and preferences of any class or series of capital stock of the Company designated to be senior to, or on parity with, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, the holders of outstanding shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred shall be entitled to have set apart for them, or to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, an amount in cash equal to (i) $5.86 per share of Series A Preferred and Series C Preferred, plus all declared but unpaid dividends, (ii) $10.00 per share of Series B Preferred, plus all accrued but unpaid dividends, whether or not declared, on the Series B Preferred, (iii) $7.50 per share of Series D Preferred, plus all declared but unpaid dividends, and (iv) $10.00 per share of the Series E Preferred, plus all accrued but unpaid dividends, whether or not declared (and in all instances specified in (i), (ii), (iii), and (iv) subject to equitable adjustment in the event of any stock dividend, stock split, combination reorganization, recapitalization or other similar event affecting such shares). If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to stockholders shall be insufficient to set aside for or to pay such amounts to the holders of shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series E Preferred the total amount of the Company's assets which is available to be paid to stockholders of the Company shall be distributed ratably among the holders of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred in proportion to their preferential liquidation amounts as specified above, subject to the liquidation rights and preferences of any other class or series of capital stock of the Company designated to be senior to, or on a parity with, the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, and no distribution shall be made to or set apart for the holders of Common Stock or any other class or series of capital stock of the Company which at such time is junior to the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred as to liquidation rights and preferences. If the assets of the Company available for distribution to stockholders exceed such amounts, the balance of such assets shall be paid to or set aside for payment ratably among the holders of any class or series of capital stock of the Company designated to be junior to the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred in accordance with their relative rights and preferences, and thereafter, to the holders of Common Stock.

     (b) The merger or consolidation of the Company into or with another corporation, or the sale or other conveyance of all or substantially all of the assets of the Company to another entity, shall be deemed, at the option of any holder of shares of Series E Preferred, a liquidation, dissolution or winding up of the Company for purposes of this Section 4 as to such holder.

     5.  Conversion.  (a)  Optional Conversion.  Subject to the terms and
         ----------        -------------------
conditions of this Section 5, at any time after the issuance of the Series E Preferred, the holder of each share of Series E Preferred shall have the right, at such holder's option, to convert any such shares of Series E Preferred into fully paid and non-assessable shares of Common Stock at the Conversion Rate (as hereinafter defined) in effect at the time of conversion with no additional consideration. The number of shares of Common Stock into which each share of Series E Preferred may be converted is referred to as the "Conversion Rate." The Conversion Rate shall be one (1) and shall be subject to adjustment as provided in Section 5(c). Any adjustment of the Conversion Rate shall also cause an appropriate adjustment of the Conversion Price (as hereinafter defined). The amount obtained by dividing $10.00 by the Conversion Rate shall be called the "Conversion Price." Such option to convert shares of Series E Preferred into shares of Common Stock may be exercised as to all or any portion of such shares of Series E Preferred by, and only by, giving written notice to the Company at its principal office that the holder elects to convert a stated number of shares of Series E Preferred into Common Stock and by surrendering for such purpose to the Company at its principal office the certificate representing such shares of Series E Preferred, duly endorsed or accompanied by proper instruments to evidence the conversion election. At the time of such surrender, the persons exercising such option to convert shall be deemed to be the holders of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. All rights with respect to the Series E Preferred so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote such shares of Series E Preferred, will then terminate. As promptly as practicable after the receipt of the written notice referred to in the preceding paragraph and surrender of the certificate or certificates for the share or shares of Series E Preferred to be converted, the Company shall issue and deliver, or cause to be issued and delivered, to the holder of the shares being converted, a certificate or certificates registered in the holder's name or designee, for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Preferred. In case the number of shares of Series E Preferred represented by the certificate or certificates surrendered for conversion pursuant to this Section 5 exceeds the number of shares converted, the Company shall, upon such conversion, execute and deliver to the holder at the expense of the Company a new certificate or certificates for the number of shares of Series E Preferred represented by the certificate or certificates surrendered which are not to be converted.

     (b)  Automatic Conversion.  All outstanding shares of Series E Preferred
          --------------------
shall be deemed automatically converted into such number of shares of Common Stock as are determined in accordance with Section 5(a) hereof immediately upon the closing of a firm commitment underwritten public offering of the Common Stock of the Company pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, other than a registration statement relating solely to a transaction under Rule 145 under such Act (or any successor thereto), or an employee benefit plan of the Company, at a public offering price (prior to underwriting discounts and expenses) of $12.00 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares), in which the aggregate proceeds to the Company shall be at least $10,000,000 (after deductions for underwriting discounts, other related compensation and expenses relating to issuances, including, without limitation, fees of the Company's counsel), without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon such conversion, the holders of certificates representing shares of Series E Preferred shall, upon notice from the Company, surrender such certificates at the principal office of the Company or its transfer agent for the Common Stock. As soon as practicable thereafter, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Series E Preferred represented by the certificate so surrendered were converted. The Company shall not be obligated to issue such certificates unless certificates evidencing the shares of Series E Preferred so converted are either delivered to the Company or any such transfer agent, or the holder notifies the Company that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. All rights with respect to the Series E Preferred so converted (other than the right to receive declared but unpaid dividends), including, but not limited to, the right to vote shares of Series E Preferred, will terminate as of the date of their automatic conversion.

     (c)  Adjustment.  The number of shares of Common Stock into which each
          ----------
share of Series E Preferred may be converted shall be subject to the following adjustments:

     (i)  Changes in Common Stock; Capital Reorganization or Reclassification.
          -------------------------------------------------------------------
If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a lesser number of shares, or issue additional shares of Common Stock as a dividend or other distribution on its Common Stock, reorganize or reclassify its shares of Common Stock into any other securities of the Company, or do any other similar act affecting such shares, then the Conversion Rate shall be subject to equitable adjustment, including without limitation, adjustment so that the holder of shares of Series E Preferred thereafter surrendered for conversion shall be entitled to receive for each share of Series E Preferred the number of shares of Common Stock or other securities which such holder would have owned or been entitled to receive after the happening of any of the events described above if such holder's Series E Preferred had been converted immediately prior to the happening of such event, such adjustment to become effective concurrently with the effectiveness of such event.

     (ii) Capital Reorganization, Merger or Sale of Assets.  If at any time or
          ------------------------------------------------
from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere in this Section 5) or a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company (a "Reorganization"), then, as a part of and as a condition to such Reorganization, provision shall be made so that the holders of shares of the Series E Preferred shall thereafter be entitled to receive upon conversion of the shares of the Series E Preferred the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of the Series E Preferred immediately prior to the effective time of such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 to the end that the provisions of this Section 5 (including adjustment of the Conversion Rate then in effect and the number of shares of Common Stock or other securities issuable upon conversion of the shares of the Series E Preferred) shall be applicable after such Reorganization in as nearly equivalent manner as may be reasonably practicable.

     In the case of a transaction to which both this Subsection 5(c)(ii) and Subsection 4(b) hereof apply, the holders of at least a majority of the outstanding shares of the Series E Preferred upon the occurrence of a Reorganization shall have the option to elect treatment either under this Subsection 5(c)(ii) or under Subsection 4(b) hereof, notice of which election shall be given in writing to the Company not less than fifteen (15) business days prior to the effective date of such Reorganization or not less than fifteen
(15) days after the Company has given notice to the holders of the Series E Preferred Stock of such Reorganization, whichever is later. If no such election is timely made, the provisions of Subsection 4(b) and not of this Subsection 5(c)(ii) shall apply.

     (iii) Adjustment of Conversion Rate for Certain Issuances of Common Stock
           -------------------------------------------------------------------
and Common Stock Equivalents.  The Conversion Rate shall be subject to the
----------------------------
following adjustment, in addition to those set forth above in Section 5(c)(i) and 5(c)(ii). If, in connection with the first Significant Equity Financing following the first date of issuance of any Series E Preferred, the Company sells or issues any Common Stock or Common Stock Equivalents at a Per Share Consideration that is less than the Conversion Price then in effect, then the Conversion Rate shall be adjusted as provided in Subsections (A), (B) and (C) of this Section 5(c)(iii).

     As used herein, the following terms have the following meanings:

     "Significant Equity Financing" means the issuance by the Company of Common Stock or Common Stock Equivalents to any person or entity or group of persons or entities in a single transaction or related group of transactions (other than issuances to Biogen, Inc. or any of its affiliates) in which the aggregate Per Share Consideration received by the Company upon the sale or issuance of such Common Stock and Common Stock Equivalents exceeds $1,000,000.

     "Per Share Consideration" means, with respect to the sale or issuance of Common Stock, the price per share received by the Company, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. With respect to the sale or issuance of Common Stock Equivalents which are exchangeable into or exchangeable for Common Stock without further consideration, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number) into the aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. With respect to the issuance of other Common Stock Equivalents, the Per Share Consideration shall be determined by dividing the maximum number of shares of Common Stock issuable with respect to such Common Stock Equivalents into the total aggregate consideration received by the Company upon the sale or issuance of such Common Stock Equivalents plus the minimum aggregate amount of additional consideration receivable by the Company upon the exchange or exercise of such Common Stock Equivalents, prior to the payment of any expenses, commissions, discounts, other related compensation and other applicable costs. The issuance of Common Stock or Common Stock Equivalents for no consideration shall be deemed to be an issuance at a Per Share Consideration of $.00. In connection with the sale or issuance of Common Stock and/or Common Stock Equivalents for non-cash consideration, the fair market value of such consideration shall be determined by the board of directors of the Company acting in good faith.

     "Common Stock Equivalents" means securities or rights exchangeable into or entitling the holder thereof to receive shares of Common Stock.

     "Additional Shares of Common Stock" shall mean either shares of Common Stock issued in connection with the first Significant Equity Financing following the first date of issuance of any Series E Preferred or, with respect to the issuance of Common Stock Equivalents in connection with such first Significant Equity Financing, the maximum number of shares of Common Stock issuable in exchange for, upon exchange of, or upon exercise of such Common Stock Equivalents (as set forth in the instrument relating thereto without regard to any provisions contained therein for subsequent adjustment of such number).

     (A) Subject to Subsections (B) and (C) below, upon the issuance of Additional Shares of Common Stock in connection with the first Significant Equity Financing following the first date of issuance of any Series E Preferred for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted by multiplying it by a fraction,

     (x) the numerator of which is the number of shares of Common Stock issuable upon conversion of Preferred Stock and exercise of warrants to purchase Common Stock of the Company outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock so issued, and

     (y) the denominator of which shall be the number of shares of Common Stock issuable upon conversion of Preferred Stock and exercise of warrants to purchase Common Stock of the Company outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus the number of such Additional Shares of Common Stock which the aggregate net consideration received by the Company for the total number of such Additional Shares of Common Stock so issued would purchase at the Conversion Price which is then in effect.

     (B) Upon the issuance of Common Stock Equivalents, exchangeable without further consideration into Common Stock in connection with the first Significant Equity Financing following the first date of issuance of any Series E Preferred for a Per Share Consideration that is less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of the Common Stock Equivalents, and the aggregate consideration received by the Company for such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

     (C) Upon the issuance of Common Stock Equivalents in connection with the first Significant Equity Financing following the first date of issuance of any Series E Preferred other than those described in Subsection (B) above, for a Per Share Consideration less than the Conversion Price in effect on the date of such issuance, the Conversion Rate in effect on such date will be adjusted as in Subsection (A) above on the basis that the related Additional Shares of Common Stock are to be treated as having been issued on the date of issuance of such Common Stock Equivalents, and the aggregate consideration received and the minimum amount receivable by the Company on conversion or exercise of such Common Stock Equivalents shall be deemed to have been received for such Additional Shares of Common Stock.

     (D) On the expiration of any Common Stock Equivalents on account of which an adjustment in the Conversion Rate and Conversion Price have been made previously pursuant to this Section 5(c)(iii), the Conversion Rate and Conversion Price shall forthwith be readjusted to such Conversion Rate and Conversion Price as would have obtained had the adjustment made upon the issuance of such Common Stock Equivalents been made upon the basis of the issuance of only the unexpired Common Stock Equivalents.

     (iv)  Notice of Adjustments.  Upon any adjustment under this Section 5,
           ---------------------
then in each such case the Company shall give written notice thereof within thirty (30) days of the occurrence of the adjustment, addressed to each registered holder of Series E Preferred at the address of such holder as shown on the records of the Company. Such notice shall describe the adjustment in reasonable detail, as well as the method of calculation and the facts upon which such calculation is based.

     (d)  Certain Provisions Regarding Conversion.
          ---------------------------------------

     (i)   No Fractional Shares.  The number of shares of Common Stock issuable
           --------------------
upon conversion of any shares of Series E Preferred shall be rounded to the nearest whole number, and no fractional shares of Common Stock, and no payment in lieu thereof, shall be issued upon any such conversion.

     (ii)  Common Stock Reserved.  The Company shall at all times reserve and
           ---------------------
keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon the conversion of all then outstanding shares of Series E Preferred.

     (iii) Status of Converted or Unissued Series E Preferred.  Shares of
           --------------------------------------------------
Series E Preferred that have been issued and reacquired in any manner, including upon conversion of such shares, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the Company's Preferred Stock, par value $.01 per share, undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock.

     (iv)  Certificate as to Adjustments.  Upon the occurrence of each
           -----------------------------
adjustment or readjustment of the number of shares receivable pursuant to this
Section 5, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series E Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Series E Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each series of Series E Preferred.

     6.    No Impairment.  The Company shall not, by amendment of its
           -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the rights and preferences of the holders of Series E Preferred against impairment in accordance with this Certificate of Designation and the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by its President and Chief Executive Officer this 25th day of June, 1997.


                                       CURAGEN CORPORATION



                                       By: /s/ Jonathan M. Rothberg
                                          ------------------------------------
                                          Jonathan M. Rothberg, Ph.D.
                                          President and Chief
                                          Executive Officer